UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)                      July 3, 2007
FAIR ISAAC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16439	94-1499887

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Marquette Avenue, Suite 3200
Minneapolis, Minnesota		55402-3232

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		612-758-5200

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On July 3, 2007, in response to a letter from Sandell Asset Management received by Fair Isaac Corporation on June 29, 2007, Fair Isaac Corporation sent a letter to Sandell Asset Management. The letter is being furnished herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
           (d) Exhibits.

Exhibit	Description
99.1	Letter from Fair Isaac Corporation to Sandell Asset Management, dated July 3, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIR ISAAC CORPORATION
By /s/ Charles M. Osborne
Charles M. Osborne
Chief Financial Officer

Date: July 3, 2007

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
99.1	Letter from Fair Isaac Corporation to Sandell Asset Management, dated July 3, 2007.	Electronic

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